UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2011

GRIFFON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-06620	11-1893410
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

712 Fifth Avenue, 18th Floor
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 957-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Griffon Corporation 2011 Equity Incentive Plan

On February 3, 2011, the stockholders of Griffon Corporation (“Griffon”) approved the Griffon Corporation 2011 Equity Incentive Plan (“Incentive Plan”) at the annual meeting of stockholders. Any employee or non-employee director of, or consultant to, Griffon and its subsidiaries is eligible to participate in the Incentive Plan. The Incentive Plan will be administered by the Compensation Committee of Griffon’s Board of Directors (the “Committee”). The Committee may award restricted stock and restricted stock units and establish the applicable restrictions. The Committee may award stock options in the form of nonqualified stock options or incentive stock options, or stock appreciation rights, each with a maximum term of ten years. In addition, the Committee may grant performance awards, deferred stock and other stock-based awards, with performance awards payable to, or exercisable by, the participant upon the achievement of performance goals during performance periods. The maximum number of shares as to which stock options and stock awards may be granted under the Incentive Plan is 3,000,000. The maximum number of shares that may be awarded to a participant in any fiscal year shall not exceed 2,000,000 with respect to options or 1,000,000 with respect to any award other than an option award.  If any award (including awards made under the Griffon Corporation 2006 Equity Incentive Plan) is forfeited, terminates or expires unexercised, the shares of common stock subject to such award will again be available for future grant.  This summary description of the Incentive Plan is qualified in its entirety by reference to the actual Incentive Plan, which is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.  A copy of the form of award agreement to be used for restricted share awards under the Incentive Plan is filed as Exhibit 99.2 to this Form 8-K.

Effective as of the approval of the Incentive Plan by our stockholders on February 3, 2011, Griffon will not grant any new awards under the following plans:

•                  the Griffon Corporation 2001 Stock Option Plan

•                  the Griffon Corporation 2006 Equity Incentive Plan

•                  the Griffon Corporation Outside Director Stock Award Plan

Griffon Corporation 2011 Performance Bonus Plan

On February 3, 2011, the stockholders of Griffon approved the Griffon Corporation 2011 Performance Bonus Plan (“Bonus Plan”) at the annual meeting of stockholders.  Any employee of Griffon is eligible to participate in the Bonus Plan.  The Bonus Plan will be administered by the Committee.  All awards under the Bonus Plan will be paid in cash, and will be based on a performance period, which may be of any length, as determined by the Committee.  The Committee will determine a target bonus opportunity or range of bonus opportunities for each participant based on the attainment of one or more performance goals established by the Committee.  Performance goals must be based on one or more of the performance criteria enumerated in the Bonus Plan.

The Bonus Plan is designed to qualify any awards payable to our Chief Executive Officer and Griffon’s four other most highly compensated executive officers (“Covered Employees”) as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.  In general, Section 162(m) disallows a tax deduction to a public company for any compensation paid to a Covered Employee in excess of $1 million per year, unless the compensation qualifies as performance-based compensation.  In general, these requirements include the establishment of objective performance goals for the payment of such compensation by a committee of the Board of Directors composed solely of two or more outside directors, stockholder approval of the material terms of such compensation prior to payment, and certification by the committee that the performance goals for the payment of such compensation have been achieved.

This summary description of the Bonus Plan is qualified in its entirety by reference to the actual Bonus Plan, which is filed as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

Amendment to Employment Agreement with Ronald J. Kramer

Effective February 3, 2011, Griffon and Ronald J. Kramer, Griffon’s Chief Executive Officer, entered into an amendment to Mr. Kramer’s employment agreement.  Pursuant to the amendment:

•                  Griffon agreed to provide a driver for the automobile to which Mr. Kramer is entitled

•                  Griffon agreed to increase the amount of the death benefit under Mr. Kramer’s life insurance policy from $5,000,000 to $10,000,000

•                  Griffon modified Mr. Kramer’s entitlement to a gross-up payment for excise taxes that may be incurred under Section 4999 of the Internal Revenue Code (the “Code”) so that Mr. Kramer would not be required to bear the portion of any excise tax under Code Section 4999 with respect to a change in control occurring during the period April 2, 2012 to December 31, 2012 solely attributable to the fact that fees Mr. Kramer received as a non-employee director of Griffon prior to becoming Griffon’s CEO would (pursuant to Code Section 280G and the regulations thereunder) be included in determining Mr. Kramer’s five year average compensation for a change in control occurring during such period

This summary description is qualified in its entirety by reference to the actual amendment to Mr. Kramer’s employment agreement, which is filed as Exhibit 99.4 to this Form 8-K and is incorporated herein by reference.

Item 5.05               Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On February 3, 2011, Griffon’s Board of Directors approved a new Code of Business Conduct and Ethics (the “Code”).   The Code has been rewritten with the intent of making it easier for employees to understand.

In addition, on February 3, 2011, Griffon amended its Code of Ethics for the Chairman and Chief Executive Officer and Senior Financial Officers to, among other things, reflect allocating the responsibility for overseeing Griffon’s ethics program from the Nominating and Corporate Governance Committee to the Audit Committee.

The new Code is filed as Exhibit 14.1 to this Form 8-K.  A copy of the Code of Ethics for the Chairman and Chief Executive Officer and Senior Financial Officers, as amended, is filed as Exhibit 14.2 to this Form 8-K.

Item 5.07.      Submission of Matters to a Vote of Security Holders.

On February 3, 2011, Griffon held its 2011 Annual Meeting of Stockholders.  Of the 62,118,043 shares of common stock outstanding and entitled to vote, 58,919,343 shares, or 94.9%, were represented at the meeting in person or by proxy, and therefore a quorum was present.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item No. 1: All of the Board’s nominees for Class I director were elected to serve until Griffon’s 2014 Annual Meeting of Stockholders, by the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes

Dr. Bertrand M. Bell	53,464,370	2,793,584	5,839,277
Rear Admiral Robert G. Harrison (USN Ret.)	53,602,538	2,665,416	5,839,277
Ronald J. Kramer	54,812,036	1,445,918	5,839,277
Martin S. Sussman	54,762,167	1,495,787	5,839,277

Item No. 2: The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in Griffon’s proxy statement, by the votes set forth below:

For	Against	Abstain	Broker Non-votes
43,245,931	6,620,484	6,391,539	5,839,277

Item No. 3: The stockholders expressed their preference for the holding of an advisory vote on executive compensation on an annual basis, by the votes set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-votes
25,113,988	19,614,107	5,151,538	9,039,710	3,177,888

In accordance with the results of this vote, the Board of Directors determined to implement an annual advisory vote on executive compensation.

Item No. 4: The stockholders approved the Griffon Corporation 2011 Equity Incentive Plan, by the

votes set forth below:

For	Against	Abstain	Broker Non-votes
45,856,633	10,107,219	294,102	5,839,277

Item No. 5: The stockholders approved the Griffon Corporation 2011 Performance Bonus Plan, by the votes set forth below:

For	Against	Abstain	Broker Non-votes
53,765,087	2,227,639	261,203	5,843,302

Item No. 6: The stockholders ratified the appointment of Grant Thornton LLP as Griffon’s independent registered public accounting firm for fiscal 2011, by the votes set forth below:

For	Against	Abstain
58,072,265	615,785	159,172

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits.

14.1	Code of Business Conduct and Ethics
14.2	Code of Ethics for the Chairman and Chief Executive Officer and Senior Financial Officers
99.1	Griffon Corporation 2011 Equity Incentive Plan
99.2	Form of Award Agreement for Restricted Share Award under Griffon Corporation 2011 Equity Incentive Plan
99.3	Griffon Corporation 2011 Performance Bonus Plan
99.4	Amendment No. 1 to Employment Agreement made as of February 3, 2011 by and between Griffon Corporation and Ronald J. Kramer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

	By:	/s/ Seth L. Kaplan
Seth L. Kaplan
Senior Vice President

Date: February 9, 2011

Exhibit Index

14.1	Code of Business Conduct and Ethics
14.2	Code of Ethics for the Chairman and Chief Executive Officer and Senior Financial Officers
99.1	Griffon Corporation 2011 Equity Incentive Plan
99.2	Form of Award Agreement for Restricted Share Award under Griffon Corporation 2011 Equity Incentive Plan
99.3	Griffon Corporation 2011 Performance Bonus Plan
99.4	Amendment No. 1 to Employment Agreement made as of February 3, 2011 by and between Griffon Corporation and Ronald J. Kramer